UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☒  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a -12

Colgate-Palmolive Company
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transactions applies:

	(2)	Aggregate number of securities to which transactions applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on May 8, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of 2008 Annual Meeting of Stockholders and Proxy Statement and 2007 Annual Report are available at WWW.PROXYVOTE.COM.

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. Please make the request as instructed below on or before April 24, 2008 to facilitate timely delivery.

You may request materials by:   Internet: WWW.PROXYVOTE.COM   Telephone: 1-800-579-1639   **Email: sendmaterial@proxyvote.com

**If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

COLGATE-PALMOLIVE COMPANY
300 PARK AVENUE
NEW YORK, NY 10022-7499
Vote By Internet
To vote by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to vote the shares up until 11:59 P.M. Eastern Daylight Time on May 7, 2008. Have the 12-Digit Control Number when you access the web site and follow the instructions.

Vote By Telephone
To vote by telephone, go to WWW.PROXYVOTE.COM. Use the telephone number provided on the website to vote the shares up until 11:59 P.M. Eastern Daylight Time on May 7, 2008. Have the 12-Digit Control Number when you call and follow the instructions.

Vote By Mail
To vote by mail, follow the instructions above to request a paper copy of the proxy materials which will include a proxy card to vote the shares.

Vote In Person
If you wish to vote at the Annual Meeting, written ballots will be available from the ushers at the meeting. If the shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting. Please contact the Company's Investor Relations department at 212-310-2575 or investor_relations@colpal.com for information regarding attending the meeting.

Meeting Location

The Annual Meeting of Stockholders will be held on May 8, 2008 at 10:00 a.m.

at:	Marriott Marquis Hotel
Broadway Ballroom
1535 Broadway (between 45th and 46th Streets)
New York, NY 10036

Directions to the Marriott Marquis Hotel, New York City are below and available at http://www.marriott.com/city/new-york-hotels:

From the North East (Connecticut)
Follow the New England Thruway (I-95) to the Cross Bronx Expressway/ George Washington Bridge (still I-95). Continue to last exit before George Washington Bridge (Exit 1A Hendry Hudson Parkway). Follow the Henry Hudson Parkway to downtown and exit to the left on 56th Street. Go straight to 9th Avenue, take a right and go down to 46th Street. Turn left and go two blocks. The Hotel will be on your right between 8th Avenue and Broadway.

From the North East (I-87 & I-287)
Follow the New York State Thruway to the Tappan Zee Bridge. Take Exit 7A after bridge (Saw Mill River Parkway South). Continue to the Henry Hudson Parkway. Follow the Henry Hudson Parkway downtown and exit to the left on 56th Street. Proceed to 9th Avenue, take a right and go down to 46th Street. Turn left and go two blocks. The Hotel will be on your right between 8th Avenue and Broadway.

From the George Washington Bridge
Take the Henry Hudson Parkway south and follow signs to downtown. Exit to the left on 56th Street. Continue to 9th Avenue and turn right. Continue ten blocks south to 46th Street. Turn left and go two blocks. The Hotel will be on your right between 8th Avenue and Broadway.

From the South (All Southern States through New Jersey)
Go north on I-95 to the Lincoln Tunnel. After the tunnel follow the signs to the North/ Westside Highway (40th Street). Continue to 42nd Street. Turn left and go one block to 10th Avenue. Turn right and proceed four blocks to 46th Street. Take another right and go three blocks. Hotel will be on your right at 46th Street and Broadway.

From the Triborough Bridge
Take FDR Drive South to 42nd Street/United Nations Exit. Take 42nd Street to 8th Avenue. Turn right and go to 46th Street. Take another right and the Hotel will be on your right at the end of the block.

From Long Island (Westbound 495)
Follow the Long Island Expressway (495) Westbound. Follow signs to the Queens Midtown Tunnel. After going through the tunnel, take Uptown Exit. At the first light (37th Street), make a left. Proceed to 3rd Avenue, turn right and go to 42nd Street. Turn left onto 42nd Street and go straight. Follow 42nd Street to 8th Avenue, turn right and go to 46th Street. Take a right and the Hotel will be on your right at the end of the block.

By Bus
Take MTA bus to Port Authority at 41st Street and 8th Avenue. Walk east to Broadway and then turn left. Walk north on Broadway and the Hotel will be on your left between 45th and 46th Streets.

By Subway
Take MTA subway lines N, Q, R, S, W, 1, 2, 3, or 7 to Times Square-42nd Street stop. Walk north on Broadway and the Hotel will be on your left between 45th and 46th Streets.

By Train
From Penn Station, exit onto 8th Avenue and walk north. Turn right on 42nd Street and walk east to Broadway. Turn left on Broadway and the Hotel will be on your left between 45th and 46th Streets. From Grand Central, exit onto 42nd Street and walk west. Walk on 42nd Street past Madison Avenue, 5th Avenue and 6th Avenue, until you reach Broadway. Turn right on Broadway and the Hotel will be on your left between 45th and 46th Streets.

Voting items

The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" proposals 2 and 3.

1.	Election of directors Nominees:

1a. John T. Cahill

1b. Jill K. Conway

1c. Ian M. Cook

1d. Ellen M. Hancock

1e. David W. Johnson

1f. Richard J. Kogan

1g. Delano E. Lewis

1h. Reuben Mark

1i. J. Pedro Reinhard

1j. Stephen I. Sadove

2.	Ratify selection of PricewaterhouseCoopers LLP as Colgate's independent registered public accounting firm

3.	Amend Restated Certificate of Incorporation to increase the number of authorized shares of common stock

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on May 8, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of 2008 Annual Meeting of Stockholders and Proxy Statement and 2007 Annual Report are available at WWW.PROXYVOTE.COM.

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. Please make the request as instructed below on or before April 24, 2008 to facilitate timely delivery.

You may request materials by:   Internet: WWW.PROXYVOTE.COM   Telephone: 1-800-579-1639   **Email: sendmaterial@proxyvote.com

**If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

COLGATE-PALMOLIVE COMPANY
300 PARK AVENUE
NEW YORK, NY 10022-7499

Vote By Internet
To vote by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to vote the shares up until 11:59 P.M. Eastern Daylight Time on May 6, 2008. Have your 12 - Digit Control Number when you access the web site and follow the instructions.

Vote By Telephone
To vote by telephone, go to WWW.PROXYVOTE.COM. Use the telephone number provided on the website to vote the shares up until 11:59 P.M. Eastern Daylight Time on May 6, 2008. Have your 12- Digit Control Number when you call and follow the instructions.

Vote By Mail
To vote by mail, follow the instructions above to request a paper copy of the proxy materials which will include a proxy card to vote the shares.

Vote In Person
If you wish to vote at the Annual Meeting, written ballots will be available from the ushers at the meeting. If the shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting. Please contact the Company's Investor Relations department at 212-310-2575 or investor_relations@colpal.com for information regarding attending the meeting.

Meeting Location

The Annual Meeting of Stockholders will be held on May 8, 2008 at 10:00 a.m.

at:    Marriott Marquis Hotel
       Broadway Ballroom
       1535 Broadway (between 45th and 46th Streets)
       New York, NY 10036

Directions to the Marriott Marquis Hotel, New York City are below and available at http://www.marriott.com/city/new-york-hotels:

From the North East (Connecticut)
Follow the New England Thruway (I-95) to the Cross Bronx Expressway/ George Washington Bridge (still I-95). Continue to last exit before George Washington Bridge (Exit 1A Hendry Hudson Parkway). Follow the Henry Hudson Parkway to downtown and exit to the left on 56th Street. Go straight to 9th Avenue, take a right and go down to 46th Street. Turn left and go two blocks. The Hotel will be on your right between 8th Avenue and Broadway.

From the North East (I-87 & I-287)
Follow the New York State Thruway to the Tappan Zee Bridge. Take Exit 7A after bridge (Saw Mill River Parkway South). Continue to the Henry Hudson Parkway. Follow the Henry Hudson Parkway downtown and exit to the left on 56th Street. Proceed to 9th Avenue, take a right and go down to 46th Street. Turn left and go two blocks. The Hotel will be on your right between 8th Avenue and Broadway.

From the George Washington Bridge
Take the Henry Hudson Parkway south and follow signs to downtown. Exit to the left on 56th Street. Continue to 9th Avenue and turn right. Continue ten blocks south to 46th Street. Turn left and go two blocks. The Hotel will be on your right between 8th Avenue and Broadway.

From the South (All Southern States through New Jersey)
Go north on I-95 to the Lincoln Tunnel. After the tunnel follow the signs to the North/ Westside Highway (40th Street). Continue to 42nd Street. Turn left and go one block to 10th Avenue. Turn right and proceed four blocks to 46th Street. Take another right and go three blocks. Hotel will be on your right at 46th Street and Broadway.

From the Triborough Bridge
Take FDR Drive South to 42nd Street/United Nations Exit. Take 42nd Street to 8th Avenue. Turn right and go to 46th Street. Take another right and the Hotel will be on your right at the end of the block.

From Long Island (Westbound 495)
Follow the Long Island Expressway (495) Westbound. Follow signs to the Queens Midtown Tunnel. After going through the tunnel, take Uptown Exit. At the first light (37th Street), make a left. Proceed to 3rd Avenue, turn right and go to 42nd Street. Turn left onto 42nd Street and go straight. Follow 42nd Street to 8th Avenue, turn right and go to 46th Street. Take a right and the Hotel will be on your right at the end of the block.

By Bus
Take MTA bus to Port Authority at 41st Street and 8th Avenue. Walk east to Broadway and then turn left. Walk north on Broadway and the Hotel will be on your left between 45th and 46th Streets.

By Subway
Take MTA subway lines N, Q, R, S, W, 1, 2, 3, or 7 to Times Square-42nd Street stop. Walk north on Broadway and the Hotel will be on your left between 45th and 46th Streets.

By Train
From Penn Station, exit onto 8th Avenue and walk north. Turn right on 42nd Street and walk east to Broadway. Turn left on Broadway and the Hotel will be on your left between 45th and 46th Streets. From Grand Central, exit onto 42nd Street and walk west. Walk on 42nd Street past Madison Avenue, 5th Avenue and 6th Avenue, until you reach Broadway. Turn right on Broadway and the Hotel will be on your left between 45th and 46th Streets.

Voting items

The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" proposals 2 and 3.

1.	Election of directors Nominees:

1a. John T. Cahill

1b. Jill K. Conway

1c. Ian M. Cook

1d. Ellen M. Hancock

1e. David W. Johnson

1f. Richard J. Kogan

1g. Delano E. Lewis

1h. Reuben Mark

1i. J. Pedro Reinhard

1j. Stephen I. Sadove

2.	Ratify selection of PricewaterhouseCoopers LLP as Colgate's independent registered public accounting firm

3.	Amend Restated Certificate of Incorporation to increase the number of authorized shares of common stock